PACE Select

Prospectus & SAI Supplement

PACE® Select Advisors Trust

PACE® Large Co Growth Equity Investments

PACE® Small/Medium Co Value Equity Investments

Supplement to the prospectuses relating to Class A, Class B, Class C and Class Y shares (the "Multi-Class Prospectus") and Class P shares (the "Class P Prospectus") (collectively, the "Prospectuses") and the Statement of Additional Information ("SAI"), each dated November 28, 2011, as supplemented to date

October 10, 2012

Dear Investor,

The purpose of this supplement is to update information regarding PACE Large Co Growth Equity Investments ("Large Co Growth Equity Investments") and PACE Small/Medium Co Value Equity Investments ("Small/Medium Co Value Equity Investments") (each, a "fund"), separate series of PACE Select Advisors Trust (the "Trust").

With respect to Large Co Growth Equity Investments, this supplement updates information regarding the fund's investment advisory arrangements. UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager, selects investment advisors for the fund, subject to approval of the Trust's Board of Trustees (the "Board"). A significant service you receive with the fund is the on-going review and due diligence by UBS Global AM of the fund's investment advisors. At the recommendation of UBS Global AM, the Trust's Board has appointed J.P. Morgan Investment Management, Inc. ("J. P. Morgan") to serve as a new, additional investment advisor to the fund. J.P. Morgan assumed investment advisory responsibility with respect to a portion of the fund's portfolio effective on October 5, 2012. In addition, at the recommendation of UBS Global AM, the Trust's Board has terminated Marsico Capital Management, LLC ("Marsico") and Wellington Management Company, LLP ("Wellington") as investment advisors to the fund, effective as of the close of business on October 4, 2012. Delaware Management Company ("Delaware") and Roxbury Capital Management, LLC ("Roxbury") will continue to serve as the fund's investment advisors. The changes are described in greater detail in Section I of this supplement, below. Finally, at the recommendation of UBS Global AM, the Trust's Board has recently approved a change in the advisory fees payable to Roxbury by UBS Global AM (not the fund), which lowers the breakpoint in the fee schedule from $250 million to $200 million. The overall management fees and expenses paid by the fund, however, will not change. This change is described in greater detail in Section I of this supplement, below, in the revisions to the "Investment advisory arrangements" section of the SAI.

With respect to Small/Medium Co Value Equity Investments, this supplement updates information regarding the fund's investment advisory arrangements. At the recommendation of UBS Global AM, the Trust's Board has terminated Buckhead Capital Management, LLC as an investment advisor to the fund, effective as of the close of business on October 2, 2012. Metropolitan West Capital Management, LLC, Systematic Financial Management, L.P. and Kayne Anderson Rudnick Investment Management, LLC will continue to serve as the fund's investment advisors. The changes are described in greater detail in Section II of this supplement, below.

ZS-594

I.   Large Co Growth Equity Investments

Effective immediately, the Prospectuses and SAI are hereby revised as follows:

The section captioned "PACE Large Co Growth Equity Investments Fund summary" and sub-headed "Management process" beginning on page 35 of the Prospectuses is revised by replacing the second sentence of the first full paragraph of that section with the following:

Delaware Management Company ("Delaware"), Roxbury Capital Management, LLC ("Roxbury") and J.P. Morgan Investment Management, Inc. ("J.P. Morgan") currently serve as the fund's investment advisors.

The section captioned "PACE Large Co Growth Equity Investments Fund summary" and sub-headed "Management process" beginning on page 35 of the Prospectuses is revised by deleting the second and third paragraphs of that section in their entirety and inserting the following after the final paragraph of that section:

J.P. Morgan invests primarily in a focused portfolio of equity securities of large capitalization companies. J.P. Morgan considers large capitalization companies to be companies with market capitalizations equal to those within the universe of the Russell 1000® Growth Index at the time of purchase. Although J.P. Morgan will invest primarily in equity securities of U.S. companies, it may invest in foreign securities, including depositary receipts. In selecting investments, J.P. Morgan utilizes a combination of qualitative analysis and quantitative metrics in order to seek to achieve target returns which are higher than those of the fund's benchmark while attempting to maintain a moderate risk profile. J.P. Morgan employs a process that combines research, valuation and stock selection to identify companies that have a history of above-average growth or which it believes will achieve above-average growth in the future, and looks for companies with leading competitive positions, predictable and durable business models and management that can achieve sustained growth. J.P. Morgan may sell a security: due to a change in the company's fundamentals or a change in the original reason for purchase of an investment; if it no longer considers the security to be reasonably valued; or if it identifies a stock that it believes offers a better investment opportunity.

The section captioned "PACE Large Co Growth Equity Investments Fund summary" and sub-headed "Risk/return bar chart and table" beginning on page 36 of the Multi-Class Prospectus and page 37 of the Class P Prospectus is revised by deleting the sixth and seventh sentences of that section in their entirety and adding the following sentence before the final sentence of that paragraph:

J.P. Morgan assumed day-to-day management of a separate portion of the fund's assets on October 5, 2012.

The section captioned "PACE Large Co Growth Equity Investments Fund summary" and sub-headed "Investment manager and advisors" on page 37 of the Multi-Class Prospectus and page 38 of the Class P Prospectus is revised by replacing that section in its entirety with the following:

UBS Global Asset Management (Americas) Inc. ("UBS Global AM") serves as the fund's manager. Delaware, Roxbury and J.P. Morgan serve as the fund's investment advisors.

The section captioned "PACE Large Co Growth Equity Investments Fund summary" and sub-headed "Investment manager and advisors" on page 37 of the Multi-Class Prospectus and page 38 of the Class P

Prospectus is revised by deleting the first and second bullets in their entirety and inserting the following as the final bullet point:

•  J.P. Morgan—Gregory B. Luttrell, Managing Director, has been a portfolio manager of the fund since October 2012.

The section captioned "More information about the funds—PACE Large Co Growth Equity Investments" and sub-headed "Management process" beginning on page 79 of the Multi-Class Prospectus and page 80 of the Class P Prospectus is revised by replacing the first paragraph of that section in its entirety with the following:

UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager, selects investment advisors for the fund, subject to approval of the fund's board. Delaware Management Company ("Delaware"), Roxbury Capital Management, LLC ("Roxbury") and J.P. Morgan Investment Management, Inc. ("J.P. Morgan") currently serve as the fund's investment advisors. The relative value of each investment advisor's share of the fund's assets may change over time.

The section captioned "More information about the funds—PACE Large Co Growth Equity Investments" and sub-headed "Management process" beginning on page 79 of the Multi-Class Prospectus and page 80 of the Class P Prospectus is revised by deleting the second through ninth paragraphs of that section in their entirety and inserting the following after the thirteenth paragraph of that section:

In managing its portion of the fund, J.P. Morgan invests primarily in a focused portfolio of equity securities of large capitalization companies. J.P. Morgan considers large capitalization companies to be companies with market capitalizations equal to those within the universe of the Russell 1000® Growth Index at the time of purchase. Although J.P. Morgan will invest primarily in equity securities of U.S. companies, it may invest in foreign securities, including depositary receipts. J.P. Morgan utilizes a combination of qualitative analysis and quantitative metrics in order to seek to achieve target returns which are higher than those of the fund's benchmark while attempting to maintain a moderate risk profile. J.P. Morgan employs a process that combines research, valuation and stock selection to identify companies that have a history of above-average growth or which it believes will achieve above-average growth in the future, and looks for companies with leading competitive positions, predictable and durable business models and management that can achieve sustained growth. J.P. Morgan's analysis focuses on companies where the market has started to recognize the existence of positive fundamentals or where structural reasons exist for companies to continue to exceed market expectations over the intermediate to long-term.

J.P. Morgan may sell a security for several reasons. J.P. Morgan may sell a security: due to a change in the company's fundamentals or a change in the original reason for purchase of an investment; if it no longer considers the security to be reasonably valued; or if it identifies a stock that it believes offers a better investment opportunity.

The section captioned "Management" and sub-headed "Management and administration fees" beginning on page 115 of the Multi-Class Prospectus and page 114 of the Class P Prospectus is revised by replacing the final sentence of the final paragraph of that section with the following:

Also, a discussion regarding the basis for the board's approval of investment management/advisory agreements occurring after January 31, 2012 (but prior to July 31, 2012) will be available in the funds' annual report to shareholders for the fiscal year ended July 31, 2012, and a discussion regarding the basis for the board's approval of investment management/advisory agreements occurring after July 31, 2012 (but prior to January 31, 2013) will be available in the funds' semi-annual report to shareholders for the fiscal period ended January 31, 2013.

The section captioned "Management—Investment advisors and portfolio managers" and sub-headed "PACE Large Co Growth Equity Investments" beginning on page 121 of the Multi-Class Prospectus and page 119 of the Class P Prospectus is revised by replacing the first sentence of the first paragraph of that section in its entirety with the following:

Delaware Management Company ("Delaware"), Roxbury Capital Management, LLC ("Roxbury") and J.P. Morgan Investment Management, Inc. ("J.P. Morgan") serve as investment advisors for PACE Large Co Growth Equity Investments.

The section captioned "Management—Investment advisors and portfolio managers" and sub-headed "PACE Large Co Growth Equity Investments" beginning on page 121 of the Multi-Class Prospectus and page 119 of the Class P Prospectus is revised by deleting the second through fourth paragraphs of that section in their entirety and inserting the following as the final paragraph of that section:

J.P. Morgan is located at 270 Park Avenue, New York, New York 10017 and is an indirect wholly-owned subsidiary of JPMorgan Chase & Co., a bank holding company and global financial services firm. J.P. Morgan has a long tradition of asset management and is one of the world's premier financial institutions, widely respected for its capital strength, global investment expertise, and integrity. As of June 30, 2012, J.P. Morgan and its affiliates had over $1.35 trillion in assets under management. Gregory B. Luttrell, managing director, is a portfolio manager in the U.S. Equity Group responsible for managing the Concentrated Large Cap Growth Strategy. Prior to joining the firm in 2007, Mr. Luttrell worked as a portfolio manager at TIAA-CREF where he managed large cap growth and mid cap growth funds. Mr. Luttrell also has had previous experience as an analyst covering the healthcare, financial services and technology sectors.

The section captioned "The funds and their investment policies" and sub-headed "PACE Large Co Growth Equity Investments" beginning on page 10 of the SAI is revised by replacing the second sentence of the first paragraph of that section with the following:

Delaware Management Company ("Delaware"), Roxbury Capital Management, LLC ("Roxbury") and J.P. Morgan Investment Management, Inc. ("J.P. Morgan") serve as the fund's investment advisors.

The section captioned "Investment advisory arrangements" and sub-headed "PACE Large Co Growth Equity Investments" on page 98 of the SAI is revised by replacing the first paragraph of that section in its entirety with the following:

Under the current Advisory Agreements for this fund with Delaware Management Company ("Delaware"), Roxbury Capital Management, LLC ("Roxbury") and J.P. Morgan Investment Management, Inc. ("J.P. Morgan"), UBS Global AM (not the fund) pays Delaware a fee in the amount of 0.40% of the fund's average daily net assets that it manages up to and including $200 million and 0.35% of the average daily net assets that it manages above $200 million; effective October 2, 2012, Roxbury a fee in the amount of 0.25% of the fund's average daily net assets that it manages up to and including $200 million and 0.20% of the average daily net assets that it manages above $200 million (prior to October 2, 2012, the breakpoint in this fee schedule was at $250 million); and J.P. Morgan a fee in the amount of 0.25% of the fund's average daily net assets that it manages. For the fiscal years ended July 31, 2011, July 31, 2010, and July 31, 2009, UBS Global AM paid or accrued aggregate investment advisory fees to Delaware, Marsico Capital Management, LLC (a former investment advisor for the fund through October 4, 2012), SSgA Funds Management, Inc. (a former investment advisor for the fund through November 29, 2010), Wellington Management Company, LLP (a former investment advisor for the fund through October 4, 2012) and Roxbury of $3,400,209, $2,885,345 and $2,575,497, respectively. The accrued investment advisory fees reported above reflect the fee schedule in effect during the periods presented.

The section captioned "Investment advisory arrangements" and sub-headed "PACE Large Co Growth Investments" on page 98 of the SAI is revised by deleting the second and third paragraphs of that section in their entirety and inserting the following as the final paragraph of that section:

J.P. Morgan is a wholly-owned indirect subsidiary of JPMorgan Chase & Co., a bank holding company and global financial services firm. J.P. Morgan may be identified in marketing materials by its marketing name, JPMorgan Asset Management.

In the section captioned "Proxy voting policies and procedures", the heading "PACE Large Co Growth Equity Investments—Marsico Capital Management, LLC, Wellington Management Company, LLP, Delaware Management Company and Roxbury Capital Management, LLC." on page 131 of the SAI is replaced with the following:

PACE Large Co Growth Equity Investments—Delaware Management Company, Roxbury Capital Management, LLC and J.P. Morgan Investment Management, Inc.

The section captioned "PACE Large Co Growth Equity Investments—Marsico Capital Management, LLC, Wellington Management Company, LLP, Delaware Management Company and Roxbury Capital Management, LLC." on page 131 of the SAI is revised by deleting the "Marsico Capital Management, LLC" and "Wellington Management, Company LLP" subsections in that section in their entirety and inserting the following as the final paragraphs of that section:

J.P. Morgan Investment Management, Inc. J.P. Morgan is part of a global asset management organization with the capability to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region, its proxy guidelines ("Guidelines") are customized for each region to take into account such variations. Separate Guidelines cover the regions of (1) North America, (2) Europe, Middle East, Africa, Central America and South America, (3) Asia (ex-Japan) and (4) Japan, respectively.

Notwithstanding the variations among the Guidelines, all of the Guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value. As a general rule, in voting proxies of a particular security, J.P. Morgan will apply the Guidelines of the region in which the issuer of such security is organized. Except as noted below, proxy voting decisions will be made in accordance with the Guidelines covering a multitude of both routine and non-routine matters that J.P. Morgan has encountered globally, based on many years of collective investment management experience.

To oversee and monitor the proxy-voting process, J.P. Morgan has established a proxy committee and appointed a proxy administrator in each global location where proxies are voted. The primary function of each proxy committee is to review periodically general proxy-voting matters, review and approve the Guidelines annually, and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues. The procedures permit an independent voting service, to perform certain services otherwise carried out or coordinated by the proxy administrator.

Although for many matters the Guidelines specify the votes to be cast, for many others, the Guidelines contemplate case-by-case determinations. In addition, there will undoubtedly be proxy matters that are not contemplated by the Guidelines. For both of these categories of matters and to override the Guidelines, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest (between the fund on the one hand, and J.P. Morgan and its affiliates on the other hand) and ensure that the proxy vote is cast in the best interests of the fund. A conflict is deemed to exist when the proxy is for JPMorgan Chase & Co. stock or for J.P. Morgan Funds, or when the proxy administrator has actual knowledge indicating that a JPMorgan affiliate is an investment banker or rendered a fairness opinion with respect to the matter that is the subject of the proxy vote. When such conflicts are identified, the proxy will be voted by an independent third party either in accordance with JPMorgan proxy voting guidelines or by the third party using its own guidelines.

When other types of potential material conflicts of interest are identified, the proxy administrator and the Chief Fiduciary Officer will evaluate the potential conflict of interest and determine whether such conflict actually exists, and if so, will recommend how J.P. Morgan will vote the proxy. In addressing any material conflict, J.P. Morgan may take one or more of the following measures (or other appropriate action): removing or "walling off" from the proxy voting process certain J.P. Morgan personnel with knowledge of the conflict, voting in accordance with any applicable Guideline if the application of the Guideline would objectively result in the casting of a proxy vote in a predetermined manner, or deferring the vote to or obtaining a recommendation from an third independent party, in which case the proxy will be voted by, or in accordance with the recommendation of, the independent third party.

The following summarizes some of the more noteworthy types of proxy voting policies of the U.S. Guidelines:

•  J.P. Morgan considers votes on director nominees on a case-by-case basis. Votes generally will be withheld from directors who: (a) attend less than 75% of board and committee meetings without a valid excuse; (b) implement or renew a dead-hand poison pill; (c) are affiliated directors who serve on audit, compensation or nominating committees or are affiliated directors and the full board serves on such committees or the company does not have such committees; or (d) ignore a shareholder proposal that is approved for two consecutive years by a majority of either the shares outstanding or the votes cast.

•  J.P. Morgan votes proposals to classify boards on a case-by-case basis, but normally will vote in favor of such proposal if the issuer's governing documents contain each of eight enumerated safeguards (for example, a majority of the board is composed of independent directors and the nominating committee is composed solely of such directors).

•  J.P. Morgan also considers management poison pill proposals on a case-by-case basis, looking for shareholder-friendly provisions before voting in favor.

•  J.P. Morgan votes against proposals for a super-majority vote to approve a merger.

•  J.P. Morgan considers proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis, taking into account such factors as the extent of dilution and whether the transaction will result in a change in control.

•  J.P. Morgan votes proposals on a stock option plan based primarily on a detailed, quantitative analysis that takes into account factors such as estimated dilution to shareholders' equity and dilution to voting power. J.P. Morgan generally considers other management compensation proposals on a case-by-case basis.

•  J.P. Morgan also considers on a case-by-case basis proposals to change an issuer's state of incorporation, mergers and acquisitions and other corporate restructuring proposals and certain social and environmental issue proposals.

•  J.P. Morgan reviews Say on Pay proposals on a case by case basis with additional review of proposals where the issuer's previous year's proposal received a low level of support.

The section captioned "Portfolio managers" and sub-headed "PACE Large Co Growth Equity Investments—Marsico Capital Management, LLC, Wellington Management Company, LLP, Delaware Management Company and Roxbury Capital Management, LLC." on page 164 of the SAI is replaced with the following:

PACE Large Co Growth Equity Investments—Delaware Management Company, Roxbury Capital Management, LLC and J.P. Morgan Investment Management, Inc.

The section captioned "Portfolio managers" and sub-headed "PACE Large Co Growth Equity Investments—Marsico Capital Management, LLC, Wellington Management Company, LLP, Delaware Management Company and Roxbury Capital Management, LLC." beginning on 164 of the SAI is revised by deleting the "Marsico Capital Management, LLC" and "Wellington Management Company, LLP" subsections in that section in their entirety and inserting the following as the final paragraphs of that section:

J.P. Morgan Investment Management, Inc.

Gregory Luttrell is the portfolio manager primarily responsible for the day-to-day management of the portion of the fund's assets allocated to J.P. Morgan. The following table provides information relating to other accounts managed by Mr. Luttrell as of June 30, 2012.

Gregory Luttrell

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	3	2	0
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$45.2	$486.2	$0
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

Potential conflicts of interest. The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the fund ("Similar Accounts"). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

Responsibility for managing J.P. Morgan's and its affiliates' clients' portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Underlying sectors or strategy allocations within a larger portfolio are likewise managed by portfolio managers who use the same approach and philosophy as similarly managed portfolios. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimize the potential for conflicts of interest.

J.P. Morgan and/or its affiliates may receive more compensation with respect to certain Similar Accounts than that received with respect to the fund or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for J.P. Morgan and its affiliates or the portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, J.P. Morgan or its affiliates could be viewed as having a conflict of interest to the extent that J.P. Morgan or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in J.P. Morgan's or its affiliates' employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of investment opportunities because of market factors or investment restrictions imposed upon J.P. Morgan and its affiliates by law, regulation, contract or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as J.P. Morgan or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. J.P. Morgan and its affiliates may be perceived as causing accounts they manage to participate in an offering to increase J.P. Morgan's and its affiliates' overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If J.P. Morgan or its affiliates manage accounts that engage in short sales of securities of the type in which the fund invests, J.P. Morgan or its affiliates could be seen as harming the performance of the fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

As an internal policy matter, J.P. Morgan or its affiliates may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments J.P. Morgan or its affiliates will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions. Such policies may preclude the fund from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the fund's objectives.

The goal of J.P. Morgan and its affiliates is to meet their fiduciary obligation with respect to all clients. J.P. Morgan and its affiliates have policies and procedures that seek to manage conflicts. J.P. Morgan and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with the J.P. Morgan's Codes of Ethics and JPMorgan Chase and Co.'s Code of Conduct. With respect to the allocation of investment opportunities, J.P. Morgan and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:

Orders for the same equity security traded through a single trading desk or system are aggregated on a continual basis throughout each trading day consistent with J.P. Morgan and its affiliates' duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, J.P. Morgan and its affiliates may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

Purchases of money market instruments and fixed income securities cannot always be allocated pro-rata across the accounts with the same investment strategy and objective. However, J.P. Morgan and its affiliates attempt to mitigate any potential unfairness by basing non-pro rata allocations traded through a single trading desk or system upon objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of J.P. Morgan or its affiliates so that fair and equitable allocation will occur over time.

Compensation. J.P. Morgan's portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and may include mandatory notional investments (as described below) in selected mutual funds advised by J.P. Morgan or its affiliates. These elements reflect individual performance and the performance of J.P. Morgan's business as a whole.

Each portfolio manager's performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager's performance with respect to the mutual funds he or she manages, the funds' pre-tax performance is compared to the appropriate market peer group and to each fund's benchmark index listed in the fund's prospectuses over one, three and five year periods (or such shorter time as the portfolio manager has managed the fund). Investment performance is generally more heavily weighted to the long-term.

Awards of restricted stock are granted as part of an employee's annual performance bonus and comprise from 0% to 40% of a portfolio manager's total bonus. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Up to 50% of the restricted stock portion of a portfolio manager's bonus may instead be subject to mandatory notional investment in selected mutual funds advised by J.P. Morgan or its affiliates. When these awards vest over time, the portfolio manager receives cash equal to the market value of the notional investment in the selected mutual funds.

Ownership of fund shares. As of August 31, 2012, Mr. Luttrell owned no shares of the fund.

II.   Small/Medium Co Value Equity Investments

Effective immediately, the Prospectuses and SAI are hereby revised as follows:

The section captioned "PACE Small/Medium Co Value Equity Investments Fund summary" and sub-headed "Management process" beginning on page 40 of the Prospectuses is revised by replacing the second sentence of the first full paragraph of that section with the following:

Metropolitan West Capital Management, LLC ("MetWest Capital"), Systematic Financial Management, L.P. ("Systematic") and Kayne Anderson Rudnick Investment Management, LLC ("Kayne Anderson Rudnick") currently serve as the fund's investment advisors.

The section captioned "PACE Small/Medium Co Value Equity Investments Fund summary" and sub-headed "Management process" beginning on page 40 of the Prospectuses is revised by deleting the second paragraph of that section in its entirety.

The section captioned "PACE Small/Medium Co Value Equity Investments Fund summary" and sub-headed "Risk/return bar chart and table" beginning on page 41 of the Prospectuses is revised by replacing the seventh sentence of the first paragraph of that section with the following:

On May 28, 2009, Systematic assumed responsibility for managing a portion of the fund's assets.

The section captioned "PACE Small/Medium Co Value Equity Investments Fund summary" and sub-headed "Investment manager and advisors" on page 42 of the Multi-Class Prospectus and page 41 of the Class P Prospectus is revised by replacing that section in its entirety with the following:

UBS Global Asset Management (Americas) Inc. ("UBS Global AM") serves as the fund's manager. MetWest Capital, Systematic and Kayne Anderson Rudnick serve as the fund's investment advisors.

The section captioned "PACE Small/Medium Co Value Equity Investments Fund summary" and sub-headed "Portfolio managers" on page 42 of the Multi-Class Prospectus and page 41 of the Class P Prospectus is revised by deleting the first bullet point of that section in its entirety.

The section captioned "More information about the funds—PACE Small/Medium Co Value Equity Investments" and sub-headed "Management process" beginning on page 82 of the Multi-Class Prospectus and page 83 of the Class P Prospectus is revised by replacing the first and second paragraphs of that section in their entirety with the following:

UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager, selects investment advisors for the fund, subject to the approval of the fund's board. Metropolitan West Capital Management, LLC ("MetWest Capital"), Systematic Financial Management, L.P. ("Systematic") and Kayne Anderson Rudnick Investment Management, LLC ("Kayne Anderson Rudnick") currently serve as the fund's investment advisors. The relative value of each investment advisor's share of the fund's assets may change over time.

The section captioned "Management—Investment advisors and portfolio managers" and sub-headed "PACE Small/Medium Co Value Equity Investments" beginning on page 122 of the Multi-Class Prospectus and page 121 of the Class P Prospectus is revised by replacing first paragraph of that section in its entirety with the following:

Metropolitan West Capital Management, LLC ("MetWest Capital"), Systematic Financial Management, L.P. ("Systematic") and Kayne Anderson Rudnick Investment Management, LLC ("Kayne Anderson Rudnick") serve as investment advisors for PACE Small/Medium Co Value Equity Investments.

The section captioned "The funds and their investment policies" and sub-headed "PACE Small/Medium Co Value Equity Investments" on page 11 of the SAI is revised by replacing the second sentence of the first paragraph of that section with the following:

Metropolitan West Capital Management, LLC ("MetWest Capital"), Systematic Financial Management, L.P. ("Systematic") and Kayne Anderson Rudnick Investment Management, LLC ("Kayne Anderson Rudnick") serve as the fund's investment advisors.

The section captioned "Investment advisory arrangements" and sub-headed "PACE Small/Medium Co Value Equity Investments" on page 99 of the SAI is revised by replacing the first and second paragraphs of that section in their entirety with the following:

Under the current Advisory Agreements for this fund with Metropolitan West Capital Management, LLC ("MetWest Capital"), Systematic Financial Management, L.P. ("Systematic") and Kayne Anderson Rudnick Investment Management, LLC ("Kayne Anderson Rudnick"), UBS Global AM (not the fund) pays MetWest Capital and Systematic each a fee in the annual amount of 0.40% of the fund's average daily net assets that each manages; and Kayne Anderson Rudnick a fee in the annual amount of 0.40% on the first $50 million, 0.35% on the assets between $50 million and $100 million and 0.30% on the assets over $100 million, all on the portion of the fund's average daily net assets that Kayne Anderson Rudnick manages. For the fiscal years ended July 31, 2011, July 31, 2010, and July 31, 2009, UBS Global AM paid or accrued aggregate investment advisory fees to Ariel Investments, LLC (an investment advisor for the fund until May 29, 2009), Buckhead Capital Management, LLC (an investment advisor for the fund until October 2, 2012), MetWest Capital, Opus Capital Group, LLC (an investment advisor for the fund until May 29, 2009) and Systematic of $1,688,908, $1,532,475 and $1,276,425, respectively. The accrued investment advisory fees reported above reflect the fee schedule in effect during the periods presented.

In the section captioned "Proxy voting policies and procedures", the heading "PACE Small/Medium Co Value Equity Investments—Buckhead Capital Management, LLC, Metropolitan West Capital Management, LLC, Systematic Financial Management, L.P. and Kayne Anderson Rudnick Investment Management, LLC" on page 134 of the SAI is replaced with the following:

PACE Small/Medium Co Value Equity Investments—Metropolitan West Capital Management, LLC, Systematic Financial Management, L.P. and Kayne Anderson Rudnick Investment Management, LLC.

The section captioned "Proxy voting policies and procedures" and sub-headed "Buckhead Capital Management, LLC." beginning on page 134 of the SAI is deleted in its entirety.

In the section captioned "Portfolio managers", the heading "PACE Small/Medium Co Value Equity Investments—Buckhead Capital Management, LLC, Metropolitan West Capital Management, LLC, Systematic Financial Management, L.P. and Kayne Anderson Rudnick Investment Management, LLC" on page 172 of the SAI is replaced with the following:

PACE Small/Medium Co Value Equity Investments—Metropolitan West Capital Management, LLC, Systematic Financial Management, L.P. and Kayne Anderson Rudnick Investment Management, LLC.

The section captioned "Portfolio managers", sub-headed PACE Small/Medium Co Value Equity Investments—Buckhead Capital Management, LLC, Metropolitan West Capital Management, LLC and Systematic Financial Management, L.P." and further sub-headed "Buckhead Capital Management, LLC." on page 172 is deleted in its entirety.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR YOUR FUTURE REFERENCE.